                                                                   Exhibit 10.59

                              AMENDED AND RESTATED
                               SECURITY AGREEMENT

     This AMENDED AND RESTATED SECURITY AGREEMENT (the "Security Agreement") dated as of February 4, 2003, is entered into by and among Polar Molecular Corporation, a Delaware corporation (the "Borrower") and each of the Lenders set forth in Schedule I hereto (each individually, a "Lender" and collectively, the "Lenders").

                                    RECITALS

     The Borrower has requested, and the Lenders have agreed to make loans to the Borrower in the maximum aggregate principal amount of $2,200,000 (the "Aggregate Amount"), on the terms and conditions set forth in each respective Convertible Promissory Note by the Borrower in favor of each of the Lenders (each individually a "Note" and collectively, the "Notes"); and

     The Aggregate Amount will be raised in two separate borrowings, the first of which will be made for approximately $700,000 of the Aggregate Amount and the second of which will be made for the remainder of the Aggregate Amount, and each of such offerings and the parties thereto shall be subject to the terms of this Security Agreement upon consummation of the applicable offering; and

     The Lenders have requested, and the Borrower has agreed to amend the Notes and the Warrants to adjust the conversion ratio provided in the Notes and the exercise price provided in the Warrants, to provide the Lenders with anti-dilution protection in view of issuances of stock by the Borrower since the beginning of the private placement of Notes and Warrants; and

     The Borrower has granted a lien and security interest in the Collateral (as such term is defined below) pursuant to the terms of that certain security agreement in favor of Lockhart Holdings, Inc. ("Lockhart") dated October 19, 2001, and that certain security agreement in favor of Affiliated Investments, L.L.C. ("Affiliated") dated October 26, 2001, and may grant liens and security interests in the Collateral on substantially similar terms in favor of one or more additional third-party lenders with respect to the Additional Priority Loans (as such term is defined below) (Lockhart, Affiliated and any other parties who become lenders to Borrower pursuant to security agreement(s) with substantially similar terms as the Existing Security Agreements shall be referred to herein collectively as the "Secured Parties," and their security agreements as "Existing Security Agreements"); and

     The Borrower has granted a lien and security interest in the Collateral (as such term is defined below) pursuant to the terms of that certain security agreement in favor of the list of employees and service providers (the "Employees") set forth therein dated January 2002, as amended through the date hereof (the "Employee Security Agreement"); and

     In a Security Agreement dated as of March   , 2002 (the "Original Security
                                               --
Agreement"), the Borrower granted the Lenders, on an equal priority with the Employees, a secondary security interest in the Collateral contemplated by this
Security Agreement effective as of March   , 2002 (the "Effective Date"); and
                                         --

     The Borrower has requested, and the Lenders have agreed, to permit the Borrower to obtain additional loans in the aggregate principal amount of $500,000 (the "Additional Priority Loans") from one or more of the Secured Parties, including new Secured Parties who have not previously loaned funds to the Borrower, to be secured on an equal priority with the obligations originally secured by the Existing Security Agreements with Affiliated and Lockhart; and

     The Borrower and the Lenders desire to amend and restate the Original Security Agreement in the manner set forth herein.

     NOW, THEREFORE, in consideration of the promises set forth therein and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby agrees as follows:

                                    AGREEMENT

     Section 0. Anti-Dilution Adjustment; Effectiveness.

          (a) In order to provide the Lenders with anti-dilution protection, the Borrower and the Lenders agree that the conversion ratio for the Notes and the exercise price of the Warrants shall be adjusted to take into account all stock issuances by the Borrower (other than in connection with the Notes and Warrants) since the beginning of the private placement of Notes and Warrants that were not contemplated by the Borrower's Private Placement Memorandum dated as of April 11, 2002.

          (b) The parties hereto hereby agree that this Security Agreement amends and restates the Original Security Agreement in accordance and in compliance with the terms of Section 14 of the Original Security Agreement. Upon execution of this Security Agreement by Lenders holding the requisite principal amount of Notes, this Security Agreement shall become binding upon all Lenders.

          (c) The parties hereto acknowledge that, except as expressly provided herein, nothing in this Security Agreement is intended to alter, or shall have the effect of altering the creation, attachment or priority of the security interest granted to each of the Lenders under the Original Security Agreement.

     Section 1. Grant of Security. The Borrower hereby pledges to the Lenders, and hereby grants to the Lenders a secondary lien on and security interest in, all of the Borrower's right, title and interest in and to the following items, whether now owned or hereafter acquired (collectively, the "Collateral"):

          (a) Patents. All patents and patent applications and the inventions and improvements described and claimed therein, including without limitation, all patents and applications described on Schedule II, together with (i) all reissues, divisionals, continuations, renewals, substitutions, extensions and continuations-in-part thereof, (ii) all income, royalties, damages and payments now or hereafter due or payable under and with respect thereto, including without limitation, damages and payments for past, present and future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all rights corresponding, incident or relating thereto (collectively, the "Patents");

          (b) Trademarks. All trademarks (and the goodwill of the business symbol-ized thereby; and with respect to the intent to use applications, the entire business to which such application and the marks subject thereto as required by 15 U.S.C. (S) 1060), trademark applications and registrations, trade names and trade name applications and registrations, including without limitation, all trademarks and applications and registrations listed on Schedule II, together with (i) all renewals thereof, (ii) all income, royalties, damages and payments now or hereafter due or payable with respect thereto, including without limitation, damages and payments for past, present and future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all rights corresponding, incident or relating thereto (collectively, the "Trademarks"), and together with the goodwill and assets of Borrower's business (including without limitation, know-how, trade secrets, customer lists, proprietary information, inventions, methods, procedures and formulas) connected with the use of and symbolized by the Trademarks;

          (c) Copyrights. All copyrights and copyright registrations together with (i) all renewals and extensions thereof, (ii) all income, royalties, damages and payments now or hereafter due or payable under and with respect thereto, including without limitation, damages and payments for past, present and future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all rights corresponding, incident or relating thereto (collectively, the "Copyrights");

          (d) Licenses. All licenses and similar agreements and covenants not to sue with respect to all Patents, Trademarks and Copyrights, or any of them (other than any existing license agreements or covenants not to sue which by their terms prohibit assignment, transfer or the grant of a security interest by Borrower or give the other party thereto the right to terminate the same upon an assignment, transfer or the grant of a security interest therein, which licenses or covenants not to sue do not in the aggregate have a material adverse effect on the value or utility of the assets of Borrower individually or as a whole), together with (i) all renewals, extensions, supplements and continuations thereof and supplements thereto,
     (ii) income, royalties, damages and payments now or hereafter due or payable with respect thereto, including without limitation, damages and payments for past, present and future breaches thereof, (iii) the right to sue for past, present and future breaches thereof, and (iv) all rights corresponding, incident or relating thereto (collectively, the "Licenses"); and

          (e) Proceeds. All proceeds and products of any and all of the foregoing and, to the extent not otherwise included, any payments under insurance (whether or not the Lenders are the loss payee thereof) or under any indemnity, warranty or guaranty by reason of loss to or otherwise with respect to any of the foregoing.

     In each case, the foregoing shall be covered by this Security Agreement, whether Borrower's ownership or other rights therein are presently held or hereafter acquired (by operation of law or otherwise) and howsoever Borrower's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

     Section 2. Security for Liabilities. This Security Agreement secures the payment of (i) all obligations of the Borrower now or hereafter existing under the Notes, whether for principal, interest, expenses or otherwise, and (ii) all obligations of the Borrower now or hereafter existing under this Security Agreement (all such obligations, together with the obligations, being the "Liabilities"). Without limiting the generality of the foregoing, this Security Agreement secures (junior in interest only to the superior security interest in the Collateral granted to the Secured Parties pursuant to the Existing Security Agreements and on an equal priority with the security interest granted to the Employees pursuant to the Employee Security Agreement) the payment of all amounts which constitute part of the Liabilities which are now or at any time hereafter owing by the Borrower to the Lenders under the Notes.

     Section 3. Representations and Warranties. The Borrower represents and warrants as of the Effective Date:

          (a) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The address of the chief place of business and chief executive office of the Borrower is 4600
     S. Ulster, Suite 940, Denver, Colorado 80237.

          (b) The Borrower is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Security Agreement, the security interest granted or to be granted to the Secured Parties pursuant to the Existing Security Agreements and the security interest granted to the Employees pursuant to the Employee Security Agreement. No effective financing statement or other document similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Lenders related to this Security Agreement, such as may have been filed in favor of the Secured Parties pursuant to the Existing Security Agreements, and such as may have been filed in favor of the Employees pursuant to the Employee Security Agreement. The Borrower's exact full legal name is, and for the previous five year period was, as set forth in the first paragraph of this Security Agreement. Borrower has no trade names or styles.

          (c) This Security Agreement creates a valid security interest in the Collateral which, upon the filing of a UCC-1 Financing Statement pursuant to the applicable provisions of the UCC, shall constitute a perfected security interest in the Collateral (junior in interest only to the superior security interest in the Collateral granted to the Secured Parties pursuant to the Existing Security Agreements and on an equal priority with the security interest granted to the Employees pursuant to the Employee Security Agreement) securing the payment of the Liabilities.

          (d) As of the date hereof, other than the consent of Affiliated Investments, L.L.C. to the grant of a security interest in the Collateral, a copy of which has previously been delivered to the Lender Representative (as defined below), no consent of any other person or entity and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the grant by the Borrower of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by the Borrower, (ii) for the perfection or maintenance of the security interest created hereby (other than the filing of UCC financing Statements describing the Collateral, in accordance with the applicable provisions of the UCC) or (iii) for the exercise by any Lender of its rights and remedies hereunder.

     Section 4. Further Assurances.

          (a) The Borrower agrees that after the Effective Date from time to time, at the expense of the Borrower, the Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Lender Representative may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable any Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, upon the Effective Date, the Borrower will upon such request, execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Lender Representative may request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

          (b) As of the Effective Date, the Borrower hereby authorizes the Lenders to file one or more financing or continuation statements, and amendments thereto, related to all or any part of the Collateral without the signature of the Borrower where permitted by law. A photocopy or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) The Borrower will furnish to the Lender Representative from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender Representative may reasonably request, all in reasonable detail. The Lender Representative shall provide promptly all such information to the other Lenders.

     Section 5. Location of Collateral. The Borrower shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral, if any, at the locations referred to in Section 3(a) or, upon 30 days' prior written notice to the Lender Representative, at any other locations in a jurisdiction where all action required by Section 4 shall have been taken with respect to the Collateral. The Borrower shall not change its name or its jurisdiction of incorporation unless prior written notice has been provided to the Lender Representative.

     Section 6. Transfers and Other Liens.

          (a) Other than as contemplated by the terms of any additional offering of the Borrower's securities, the Borrower shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) after the Effective Date, create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral with rights superior to those granted to the Lenders under this Security Agreement, except as provided herein with respect to the Secured Parties (specifically including the Additional Priority Loans).

          (b) Each of the Lenders hereby acknowledges and accepts that the Borrower has granted, on an equal priority with the security interest granted by this Security Agreement, a security interest in the Collateral to the Employees pursuant to the Employee Security Agreement.

          (c) Each of the Lenders expressly acknowledges and accepts that the priority of the Secured Parties under the Existing Security Agreements with respect to the Additional Priority Loans is superior to the security interest granted to the Lenders under this Security Agreement.

     Section 7. Affirmative Covenants of the Borrower. Except as otherwise consented to in writing by the holders of Notes representing a majority in interest then outstanding under the Notes, for so long as any obligations remain outstanding under the Notes, the Borrower shall:

          (a) maintain its corporate existence in good standing;

          (b) comply in all material respects with all laws and regulations applicable to the Borrower and the conduct of its business;

          (c) maintain the Collateral and the validity of all patents constituting the Collateral;

          (d) maintain all insurance policies related thereto or to the assets of the Borrower, and all insurance policies covering the directors, officers, employees or agents of the Borrower;

          (e) pay all taxes due and owing by the Borrower; and

          (f) provide Lender with (i) annual financial statements together with management's discussion and analysis within 150 days following the end of each fiscal year; and (ii) quarterly financial statements including an income statement, a current balance sheet, and a statement of cash flows within 30 days following the end of each fiscal quarter.

     Section 8. Negative Covenants of the Borrower. Except as otherwise consented to in writing by the holders of Notes representing a majority in interest then outstanding under the Notes, for so long as any obligations remain outstanding under the Notes, the Borrower shall not:

          (a) materially change the nature of the business conducted by the Borrower;

          (b) dispose of any material portion of the assets of the Borrower not in the ordinary course of business consistent with past practice;

          (c) other than with respect to the Secured Parties (specifically including the Additional Priority Loans), permit the Collateral to be subjected to any new encumbrance, lien, mortgage or pledge granting a security interest;

          (d) pay, loan or advance any amount, not in the ordinary course of business consistent with past practice, in excess of $5,000;

          (e) declare any dividend on its securities other than dividends payable from legally available funds; provided that in the event that there is a default under any of the Notes, such dividends may not in any event be declared;

          (f) grant any increase in the compensation payable or to become payable to any of the officers, directors or employees of the Borrower not in the ordinary course of business and consistent with past practice; or

          (g) other than loans to officers and consultants of Polar in an aggregate principal amount that is less than the accrued wages or other payments due to such officers and consultants, enter into any compensatory agreement or arrangements with any of the officers, directors, shareholders or employees of the Borrower or any of their respective affiliates not in the ordinary course of business consistent with past practice.

     Section 9. Events of Default. An "Event of Default" shall occur if the Borrower shall fail to pay the Liabilities or fail to perform any obligations hereunder, or under the Note. The continuation of either of the following after 10 days written notice to the Borrower shall also constitute an "Event of Default" hereunder:

          (a) Any representation, warranty, or statement made by the Borrower herein or in connection with this Security Agreement or the Note shall prove to have been incorrect or untrue in any material respect on or as of the date made, or as of the Effective Date, as applicable; or

          (b) The Borrower shall default in the observance or performance of any term, indemnity, covenant or agreement contained herein or in connection with the Note.

     Section 10. Lender Representative. Each of the Lenders party hereto hereby irrevocably appoints from time to time the Lender holding the Note representing the greatest principal amount to be the representative of the Lenders (the "Lender Representative") to act with full authority in the place and stead of each of the Lenders and in the name of each Lender for purposes of this Security Agreement. Each of the Lenders further agrees to be bound by the actions of the Lender Representative for purposes of Sections 11, and 13 hereof and agrees to hold harmless the Lender Representative from his actions taken as Lender Representative hereunder, as long as Lender Representative is acting in good faith and without gross negligence or willful malfeasance. To the extent that the Lender holding the Note representing the greatest principal amount declines to act as the Lender Representative, such Lender may designate another Lender to act as the Lender Representative, and the appointment and agreement of each of the Lenders provided by this Section 10 shall apply to such designated Lender Representative.

     Section 11. Lender Representative Appointed Attorney-in-Fact. The Borrower hereby irrevocably appoints the Lender Representative the attorney-in-fact of the Borrower, with full authority in the place and stead of the Borrower and in the name of the Borrower, any of the Lenders or otherwise, from time to time in the Lender Representative's discretion following the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Lender Representative may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

          (a) To ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral.

          (b) To receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection therewith.

          (c) To file any claims or take any action or institute any proceedings which the Lender Representative may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of any Lender with respect to any of the Collateral.

     The provisions of this Section 11 shall terminate upon termination of all of the Notes and the complete satisfaction and repayment of all of Borrower's obligations thereunder.

     Section 12. The Lenders' Duties. Except for the safe custody of any Collateral in their possession and the accounting for moneys actually received by them hereunder, the Lenders shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Lenders shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in their possession if such Collateral is accorded treatment substantially equal to that which such Lender accords its own property.

     Section 13. Remedies. If any Event of Default shall have occurred and be continuing:

          (a) Subject to Borrower's right to redeem the Collateral at any time prior to any disposition of such collateral to a bona fide third party, the Lender Representative may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected

     Collateral), and also may (i) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Lender Representative forthwith, assemble all or part of the Collateral as directed by the Lender Representative and make it available to the Lender Representative at a place to be designated by the Lender Representative which is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender Representative's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender Representative may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least fifteen days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender Representative shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender Representative may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Lender Representative may disclaim warranties of title, possession, quiet enjoyment and the like. Any action pursuant to this paragraph shall not affect the commercial reasonableness of the sale.

          (b) Any cash held by the Lender Representative as Collateral and all cash proceeds received by the Lender Representative in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender Representative, be held by the Lender Representative as Collateral for, and/or then or at any time thereafter be applied in whole or in part by the Lender Representative against, all or any part of the Liabilities. Any surplus of such cash or cash proceeds held by the Lender Representative and remaining after payment in full of all the Liabilities shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive such surplus.

     Section 14. Amendments, Etc.

          (a) No amendment or waiver of any provision of this Security Agreement, and no consent to any departure by the Borrower heretofrom, shall in any event be effective unless the same shall be in writing and signed by Lenders holding Notes representing at least two-thirds of the then current aggregate outstanding principal amount owing under the Notes to the Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 15. Addresses for Notices. All notices and other communications provided for hereunder shall be made, and shall be effective when made, in the manner and to the addresses set forth in the Notes.

     Section 16. Continuing Security Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Liabilities, (ii) be binding upon the Borrower, its successors and assigns and (iii) inure to the benefit of, and be enforceable by, each Lender and its permitted successors, transferees and assigns. Upon any termination of the Security Agreement, each of the Lenders will, at the Borrower's expense, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.

     Section 17. GOVERNING LAW. EACH OF THE LENDERS AND THE BORROWER AGREES THAT EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR ANY OF THE REMEDIES HEREUNDER, IN RESPECT OF PARTICULAR COLLATERAL, MAY BE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF COLORADO, ANY DISPUTE BETWEEN THEM ARISING OUT OF OR RELATED TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS SECURITY AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO.

     Section 18. Arbitration.

     (a) Any controversy or claim (including, without limitation, whether any controversy or claim is subject to arbitration ) arising out of or relating to this Security Agreement, or the breach thereof (whether, in any case, involving
(x) a party hereto, (y) their transferees or (z) such party's or transferee's directors, officers, partners, members, managers, employees, representatives or agents), shall be settled by binding arbitration administered by the American Arbitration Association (the "AAA") under its Commercial Arbitration Rules ("Rules"), and shall be held in Denver, Colorado.

     (b) Any dispute submitted for arbitration shall be referred to a panel of three arbitrators. The party or parties submitting (the "Submitting Party") the intention to arbitrate (the "Submission") shall nominate one arbitrator. Within 30 days of receipt of the Submission, the party or parties receiving the Submission (the "Answering Party") shall nominate one arbitrator. If the Answering Party fails to timely nominate an arbitrator, then the second arbitrator shall be appointed by the AAA in accordance with the Rules. If the arbitrator chosen by the Submitting Party and the arbitrator chosen by or selected for the Answering Party can agree upon a neutral arbitrator within fifteen days of the choice or selection of the Answering Party's arbitrator, then such individual shall serve as the third arbitrator. If no such agreement is reached, a third neutral arbitrator shall be appointed by the AAA in accordance with the Rules. The parties agree that they shall consent to an expedited proceeding under the Rules, to the full extent the AAA can accommodate such a request.

     (c) The ruling of the arbitrators shall be binding and conclusive upon all parties hereto and any other Person with an interest in the matter.

     (d) The arbitration provision set forth in this Section 18 shall be a complete defense to any suit, action or other proceeding instituted in any court regarding any controversy or claim (including, without limitation, whether any controversy or claim is subject to arbitration) arising out of or relating to this Security Agreement, or the breach thereof (whether, in any case, involving (x) a party hereto, (y) their transferees or (z) such party's or transferee's directors, officers, partners, members, managers, employees, representatives or agents); provided, however, that (i) any of the parties to the arbitration may request a District Court in the City and County of Denver, Colorado, to provide interim injunctive relief in aid of arbitration hereunder or to prevent a violation of this Security Agreement pending arbitration hereunder (and any such request shall not be deemed a waiver of the obligations to arbitrate set forth in this Section), (ii) any ruling on the award rendered by the arbitrators may be entered as a final judgment in (and only in) a District Court in the City and County of Denver, Colorado (and each of the parties hereto irrevocably submits to the jurisdiction of such court for such purposes) and (iii) application may be made by a party to any court of competent jurisdiction wherever situated for enforcement of any such final judgment and the entry of whatever orders are necessary for such enforcement. In any proceeding with respect hereto, all direct, reasonable costs and expenses (including, without limitation, AAA administration fees and arbitrator fees) incurred by the parties to the proceeding shall, at the conclusion of the proceeding, be paid by the party incurring same.

     Section 19. Severability. Wherever possible, each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

     Section 20. Section Headings. All section headings are inserted for convenience of reference only and shall not affect any construction or interpretation of this Security Agreement.

     Section 21. Execution. This Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. To the extent that any other document or instrument between the Borrower and any of the Lenders in existence as of the date hereof purports to grant any security interest in and to the Collateral to any of the Lenders, this Security Agreement hereby supercedes and replaces any such document or instrument and all terms thereof.

                            [Signature Pages Follow]

     The parties hereto have caused this Security Agreement to be executed and to be effective as of the date first above written.

                                           BORROWER:

                                           POLAR MOLECULAR CORPORATION


                                           By: /s/ Mark L. Nelson
                                               ---------------------------------
                                               Mark L. Nelson
                                               President and Chief Executive
                                               Officer


                                           NAME OF LENDERS:


                                           /s/ Larry Cahill
                                           -------------------------------------
                                           Larry Cahill


                                           /s/ James H. Arenson
                                           -------------------------------------
                                           James H. Arenson


                                           /s/ Wayne Wright
                                           -------------------------------------
                                           Wayne Wright


                                           -------------------------------------
                                           John Deery, Jr.


                                           -------------------------------------
                                           Bernard Fallon


                                           -------------------------------------
                                           Kurt Kratz

                                           /s/ Jon E. Maynard IRA
                                           -------------------------------------
                                           Jon E. Maynard IRA


                                           /s/ John A. Fils IRA
                                           -------------------------------------
                                           John A. Fils IRA


                                           /s/ Allen Nordling
                                           -------------------------------------
                                           Allen Nordling


                                           /s/ Adeline M. Fils
                                           -------------------------------------
                                           Adeline M. Fils


                                           /s/ John Sapp
                                           -------------------------------------
                                           John Sapp


                                           /s/ James Lamb SEP IRA
                                           -------------------------------------
                                           James Lamb SEP IRA


                                           -------------------------------------
                                           Robert F. Kazimour


                                           LEDERMAN BROTHERS HOLDING CO., LLC


                                           By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Title:
                                                      --------------------------

                                           BERTHEL FISHER & COMPANY FINANCIAL
                                           SERVICES, INC.


                                           By: /s/ Ronald O. Brendegen
                                               ---------------------------------
                                               Name: Ronald O. Brendegen
                                               Title: CFO


                                           /s/ James Odson
                                           -------------------------------------
                                           James Odson


                                           /s/ Clyde Bridgeman
                                           -------------------------------------
                                           Clyde Bridgeman


                                           /s/ William Long
                                           -------------------------------------
                                           William Long


                                           -------------------------------------
                                           LeRoy M. Nayes


                                           /s/ Anton P. Welder
                                           -------------------------------------
                                           Anton P. Welder


                                           /s/ Peggy Jane Becker
                                           -------------------------------------
                                           Peggy Jane Becker


                                           FIRST CLEARING CORPORATION C/F


                                           By: /s/ Melinda C. Shaw IRA
                                               ---------------------------------
                                               Melinda C. Shaw IRA

                                           RHOADES FAMILY TRUST


                                           By: /s/ Cecil D. Rhoades
                                               ---------------------------------


                                           By: /s/ JoAnn Rhoades
                                               ---------------------------------
                                               Cecil D. Rhoades & JoAnn Rhoades
                                               Co-TTEES

                                               /s/ Pius Volk
                                               ---------------------------------
                                               Pius Volk


                                           FIRST CLEARING CORP C/F


                                           By: /s/ Jeffrey J. Kirke IRA
                                               ---------------------------------
                                               Jeffrey J. Kirke IRA


                                           /s/ Reede Benning
                                           -------------------------------------
                                           Reede Benning

                                           /s/ Mary Benning
                                           -------------------------------------
                                           Mary Benning


                                           -------------------------------------
                                           Jack E. Kautzman


                                           -------------------------------------
                                           Virginia L. Kautzman

                                           JOHN J. ARLEDGE REV TRUST dtd 4/8/99


                                           By: /s/ John J. Arledge TTEE
                                               ---------------------------------
                                               John J. Arledge TTEE


                                           ROBERT K. SWEARINGEN REV TRUST


                                           By:
                                               ---------------------------------
                                               Robert K. Swearingen TTEE


                                           /s/ Tony Gentle
                                           -------------------------------------
                                           Tony Gentle


                                           -------------------------------------
                                           Noel C. Novarro


                                           -------------------------------------
                                           Jill E. Novarro


                                           FIRST CLEARING CORPORATION C/F


                                           By: /s/ John J. Cardillo
                                               ---------------------------------
                                               John J. Cardillo IRA
                                               Acct. #2066-0405

                                           ELIZABETH DAWSON TESTAMENTARY
                                           TRUST dtd 7/14/98


                                           By: /s/ Charles S. Dawson
                                               ---------------------------------
                                               Charles S. Dawson TTEE


                                           FIRST CLEARING CORPORATION C/F


                                           By:
                                               ---------------------------------
                                               Carl L. Bimbo IRA
                                               Acct. #1541-6064


                                           /s/ Denison E. Smith
                                           -------------------------------------
                                           Denison E. Smith


                                           -------------------------------------
                                           Debra K. Tarver


                                           FIRST CLEARING CORPORATION C/F


                                           By: /s/ Edna L. Hogan IRA
                                               ---------------------------------
                                               Edna L. Hogan IRA
                                               Acct. #4288-8062


                                           FIRST CLEARING CORPORATION C/F


                                           By: /s/ Robert J. Stapleton IRA
                                               ---------------------------------
                                               Robert J. Stapleton IRA
                                               Acct. #7487-3694

                                           -------------------------------------
                                           James A. Layton


                                           -------------------------------------
                                           Ronald E. Davis


                                           /s/ Harry Cardillo
                                           -------------------------------------
                                           Harry Cardillo


                                           -------------------------------------
                                           Robert G. Handley


                                           /s/ Ed Crow
                                           -------------------------------------
                                           Ed Crow


                                           /s/ Chad M. Gilchrist
                                           -------------------------------------
                                           Chad M. Gilchrist


                                           FIRST CLEARING CORPORATION C/F


                                           By:
                                               ---------------------------------
                                               Randall L. Ward IRA
                                               Acct. #8686-6101


                                           FIRST CLEARING CORPORATION C/F


                                           By:
                                               ---------------------------------
                                               Dr. Rene D. Gonzalez IRA
                                               Acct. #3768-3699

                                           FIRST CLEARING CORPORATION C/F


                                           By:
                                               ---------------------------------
                                               Alvery A. Bartlett, Jr. SEP IRA
                                               Acct. #1379-9520



                                           -------------------------------------
                                           Alvery A. Bartlett, Jr.


                                           R. SCOTT FALEY P.C. PENSION TRUST


                                           By: /s/ R. Scott Faley
                                               ---------------------------------
                                               R. Scott Faley, Trustee


                                           /s/ James J. Atty
                                           -------------------------------------
                                           James J. Atty


                                           -------------------------------------
                                           Gwendalynn A. Atty


                                           PAULA K. SIMMONS REV TRUST dtd 8/4/99


                                           By: /s/ Paula K. Simmons, Trustee
                                               ---------------------------------
                                               Paula K. Simmons, Trustee


                                           FIRST CLEARING CORPORATION C/F


                                           By: /s/ Charles E. Raley IRA
                                               ---------------------------------
                                               Charles E. Raley IRA
                                               Acct. #6548-0915

                                           MICHAEL LITWACK REV TRUST dtd 3/8/83


                                           By: /s/ Michael Litwack
                                               ---------------------------------
                                               Michael Litwack, Trustee


                                           FIRST CLEARING CORPORATION C/F


                                           By:
                                               ---------------------------------
                                               Esther Brenner IRA
                                               Acct #1771-9928


                                           -------------------------------------
                                           Willard A. Peterson


                                           /s/ John A. Fils
                                           -------------------------------------
                                           John A. Fils


                                           /s/ Karen Joyce Fils
                                           -------------------------------------
                                           Karen Joyce Fils


                                           /s/ Anthony J. Finneman
                                           -------------------------------------
                                           Anthony J. Finneman


                                           -------------------------------------
                                           James Feely


                                           -------------------------------------
                                           Robert Dowell

                                           /s/ Nick P. Patella
                                           -------------------------------------
                                           Nick P. Patella


                                           /s/ Leonard E. Jones
                                           -------------------------------------
                                           Leonard E. Jones


                                           /s/ James R. Stevenson
                                           -------------------------------------
                                           James R. Stevenson


                                           /s/ Mary Jane Stevenson
                                           -------------------------------------
                                           MaryJane Stevenson


                                           -------------------------------------
                                           Alan Bartlett Harrison


                                           -------------------------------------
                                           Debra D. Harrison


                                           /s/ Todd Caudle
                                           -------------------------------------
                                           Todd Caudle


                                           /s/ Kamille A. Caudle
                                           -------------------------------------
                                           Kamille A. Caudle


                                           /s/ Peter E. Petrucci
                                           -------------------------------------
                                           Peter E. Petrucci MD

                                           DOUGLAS A. SIEDENBURG MP PLAN


                                           -------------------------------------
                                           Douglas A. Siedenburg, Trustee


                                           /s/ Jeffrey S. Krivit
                                           -------------------------------------
                                           Jeffrey S. Krivit


                                           FBO JAMES PHILLIPS IRA #60462764


                                           /s/ James Phillips
                                           -------------------------------------
                                           Lincoln Trust Company, Trustee


                                           -------------------------------------
                                           Harold M. Harshman


                                           -------------------------------------
                                           Kathleen F. Harshman


                                           MARAY PARTNERS LP


                                           -------------------------------------


                                           TERESA BOZARTH IRA #1721-3164


                                           /s/ Teresa Bozarth
                                           -------------------------------------
                                           First Clearing Corporation C/F

                                           /s/ Richard S. Witte
                                           -------------------------------------
                                           Richard S. Witte


                                           -------------------------------------
                                           Mary E. Witte


                                           /s/ Richard B. Osborne
                                           -------------------------------------
                                           Richard B. Osborne


                                           /s/ Terry E. Osborne
                                           -------------------------------------
                                           Terry E. Osborne


                                           /s/ Carl N. Johnson
                                           -------------------------------------
                                           Carl N. Johnson


                                           LLT FARMS INC.


                                           -------------------------------------


                                           /s/ Donald J. Ceretti
                                           -------------------------------------
                                           Donald J. Ceretti


                                           /s/ Janet S. Ceretti
                                           -------------------------------------
                                           Janet S. Ceretti


                                           R.T.F.F.


                                           /s/ William Brazzle
                                           -------------------------------------
                                           William Brazzle

                                           /s/ James W. Frazier
                                           -------------------------------------
                                           James W. Frazier


                                           /s/ Deborah A. Frazier
                                           -------------------------------------
                                           Deborah A. Frazier


                                           JOHN HAMPTON IRA #4230-9697


                                           /s/ John Hampton
                                           -------------------------------------
                                           First Clearing Corporation C/F


                                           /s/ Terry J. Lutz
                                           -------------------------------------
                                           Terry J. Lutz


                                           -------------------------------------
                                           Sherri Lutz


                                           -------------------------------------
                                           Kevin P. Kohles


                                           RICK A. CARTER IRA #2117-1466


                                           -------------------------------------
                                           First Clearing Corporation C/F


                                           /s/ Cal E. Wilson
                                           -------------------------------------
                                           Cal E. Wilson


                                           /s/ Emery Ledger
                                           -------------------------------------
                                           Emery Ledger

                                           -------------------------------------
                                           L.C. Duffield


                                           /s/ Ryan Knott
                                           -------------------------------------
                                           Ryan Knott


                                           /s/ Ron Elgin
                                           -------------------------------------
                                           Ron Elgin


                                           JOHN HAMPTON ROTH IRA #4230-9695


                                           /s/ John Hampton
                                           -------------------------------------
                                           First Clearing Corporation C/F


                                           -------------------------------------
                                           Daniel C. Cadle


                                           GREGORY A. SKINNER
                                           PROFIT SHARING PLAN


                                           /s/ Gregory A. Skinner
                                           -------------------------------------
                                           Gregory A. Skinner, Trustee


                                           -------------------------------------
                                           Roger Langpaul


                                           /s/ Stephen M. Palmer
                                           -------------------------------------
                                           Stephen M. Palmer


                                           /s/ William J. Newham
                                           -------------------------------------
                                           William J. Newham

                                           /s/ Henry R. Schweitzer
                                           -------------------------------------
                                           Henry R. Schweitzer


                                           Carhen Industries, LLC


                                           By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                           -------------------------------------
                                           L. Cliff Duffield


                                           -------------------------------------
                                           Mary Jane Duffield


                                           KAUTZMAN FAMILY TRUST DATED
                                           AUGUST 7, 2002


                                           -------------------------------------
                                           Jack E. Kautzman, Co-Trustee


                                           -------------------------------------
                                           Virginia L. Kautzman, Co-Trustee


                                           -------------------------------------
                                           Michael J. Miniat

                                           /s/ Jerry Randall
                                           -------------------------------------
                                           Jerry Randall


                                           -------------------------------------
                                           Patrick Sullivan


                                           /s/ Alan Goeser
                                           -------------------------------------
                                           Alan Goeser


                                           /s/ Teresa Bozarth
                                           -------------------------------------
                                           Teresa Bozarth

                                           /s/ Wallace E. Bozarth
                                           -------------------------------------
                                           Wallace E. Bozarth


                                           John McNamara Revocable Living Trust:


                                           /s/ John McNamara
                                           -------------------------------------
                                           John McNamara, Trustee


                                           /s/ Barbara McNamara
                                           -------------------------------------
                                           Barbara McNamara, Trustee


                                           RICHARD HURD IRA #4366-0102


                                           /s/ Richard Hurd
                                           -------------------------------------
                                           First Clearing Corporation C/F


                                           CARL JOHNSON IRA #4529-4121


                                           /s/ Carl Johnson
                                           -------------------------------------
                                           First Clearing Corporation C/F

                                   SCHEDULE I

                                     LENDERS

1.   Larry Cahill
     2292 Highway 965 NE
     North Liberty, IA 52317-9526

2.   James H. Arenson
     The American Building
     101 Second Street SE, Suite 904
     Cedar Rapids, IA 52401

3.   Wayne Wright
     119 Kaylene Pl.
     Taranga, New Zealand

4.   John Deery, Jr.
     3224 Abraham Drive
     Cedar Falls, IA 50613

5.   Bernard Fallon
     3723 Oak Lane NE
     North Liberty, IA 52317-9375

6.   Kurt Kratz
     12 Cove Lane
     Hattiesburg, MS 39402

7.   First Clearing Corp C/F
     Jon E. Maynard IRA
     ACCT #5674-2927
     10700 Wheat First Drive
     Glenn Allen, VA 23060

8.   First Clearing Corp C/F
     John A. Fils IRA
     ACCT #3218-4233
     10700 Wheat First Drive
     Glenn Allen, VA 23060

9.   Allen Nordling
     1196 E Dry Creek Place
     Littleton, CO 80122

10.  Adeline M. Fils
     1365 110th Street
     Creston, IA 50801

11.  John Sapp
     4617 Blarney Drive
     Cedar Rapids, IA 52411

12.  Lederman Brothers Holding Co., LLC
     712 Sycamore Street
     Waterloo, IA 50703

13.  First Clearing Corp C/F
     James Lamb SEP IRA
     Acct #5297-3841
     10700 Wheat First Drive
     Glenn Allen, VA 23060

14.  Berthel Fisher & Company
     Financial Services, Inc.
     701 Tama St., PO Box 609
     Marion, IA 52302-0609

15.  Robert F. Kazimour
     321 Nassau Street SE
     Cedar Rapids, IA 52403

16.  James Odson
     2143 NW 72nd Place
     Ankeny, IA 50021

17.  Clyde Bridgeman
     3526 N. California
     Peoria, IL 61603

18.  William Long
     Route 7, Box 130
     Sulphur Springs, TX 75482

19.  LeRoy M. Nayes
     1026 Highland Place
     Bismarck, ND 58501

20.  Anton P. Welder
     P.O. Box 835
     Bismarck, ND 58502

21.  Peggy Jane Becker
     3009 North Shore Loop
     Mandan, ND 58554

22.  First Clearing Corporation C/F
     Melinda C. Shaw IRA
     Acct #7837-8800
     10700 Wheat First Drive
     Glenn Allen, VA 23060

23.  Rhoades Family Trust
     Cecil D. Rhoades & JoAnn Rhoades Co-TTEES
     2413 Tyler Parkway
     Bismarck, ND 58503

24.  Pius Volk
     122 East Edmonton

     Bismarck, ND 58503

25.  First Clearing Corp C/F
     Jeffrey J. Kirke IRA
     Acct #4797-2333
     10700 Wheat First Drive
     Glenn Allen, VA 23060

26.  Reede Benning
     Mary Benning
     P.O. Box 70
     Sherwood, ND 58782

27.  Kautzman Family Trust dtd 8/7/02
     Jack E. Kautzman and
     Virginia L. Kautzman Co-TTEE
     2515 Sharps Place
     Bismarck, ND 58503

28.  John J. Arledge Rev. Trust dtd 4/8/99
     John J. Arledge TTEE
     3204 Crystal Drive
     Burlington, IA 52601

29.  Robert K. Swearingen Rev. Trust
     Robert K. Swearingen TTEE
     P.O. Box 31815
     St. Louis, MO 63131-0815

30.  Tony Gentle
     6400 Westown Parkway
     West Des Moines, IA 50266

31.  Noel C. Novarro
     Jill E. Novarro
     6237 N. Casa Blanca Drive
     Paradise Valley, AZ 85253

32.  First Clearing Corp C/F
     John J. Cardillo IRA
     Acct. #2066-0405
     10700 Wheat First Drive
     Glenn Allen, VA 23060

33.  Elizabeth Dawson Testamentary
        Trust dtd 7/14/98
     Charles S. Dawson TTEE
     120 Jefferson Street
     Sulphur Springs, TX 75482

34.  First Clearing Corp C/F
     Carl L. Bimbo IRA
     Acct. #1541-6064
     10700 Wheat First Drive
     Glenn Allen, VA 23060

35.  Denison E. Smith
     Debra K. Tarver
     7421 Norwalk Court
     Manassa, VA 20112

36.  First Clearing Corp C/F
     Edna L. Hogan IRA
     Acct. #4288-8062
     10700 Wheat First Drive
     Glenn Allen, VA 23060

37.  First Clearing Corp C/F
     Robert J. Stapleton IRA
     Acct. #7487-3694
     10700 Wheat First Drive
     Glenn Allen, VA 23060

38.  James A. Layton
     112 Swan
     Kirkwood, MO 63122

39.  Ronald E. Davis
     13114 E. Jenan Drive
     Scottsdale, AZ 85259

40.  Harry Cardillo
     3233 Bagley Passage
     Duluth, GA 30097

41.  Robert G. Handley
     P.O. Box 1363
     St. Peters, MO 63376

42.  Ed Crow
     1500 Heritage Manor Court
     St. Charles, MO 63303

43.  Chad M. Gilchrist
     623 Raymond Street
     Bismarck, ND 58501

44.  First Clearing Corp C/F
     Randall L. Ward IRA
     Acct. #8686-6101
     10700 Wheat First Drive
     Glenn Allen, VA 23060

45.  First Clearing Corp C/F
     Dr. Rene D. Gonzalez IRA
     Acct. #3768-3699
     10700 Wheat First Drive
     Glenn Allen, VA 23060

46.  First Clearing Corp C/F
     Alvery A. Bartlett, Jr. SEP IRA
     Acct. #1379-9520

     10700 Wheat First Drive
     Glenn Allen, VA 23060

47.  Alvery A. Bartlett, Jr.
     511 Tregaron Place
     St. Louis, MO 63131

48.  R. Scott Faley P.C. Pension Trust
     R. Scott Faley Trustee
     5100 Wisconsin Ave. NW, #401
     Washington, DC 20016-4131

49.  James J. Atty
     Gwendalynn A. Atty
     5566 West Mustang Road
     Cedar Rapids, IA 52411

50.  Paula K. Simmons Rev Trust dtd 8/4/99
     Paula K. Simmons Trustee
     716 Hermleigh Road
     Silver Springs, MD 20902

51.  First Clearing Corp C/F
     Charles E. Raley IRA
     Acct #6548-0915
     10700 Wheat First Drive
     Glenn Allen, VA 23060

52.  Michael Litwack Rev Trust dtd 3/8/
     Michael Litwack Trustee
     208 N. Central Avenue
     St. Louis, MO 63105

53.  First Clearing Corp C/F
     Esther Brenner IRA
     Acct #1771-9928
     10700 Wheat First Drive
     Glenn Allen, VA 23060

54.  Willard A. Peterson
     2718 - 14th Avenue
     Moline, IL 61265

55.  John A. Fils
     Karen Joyce Fils
     1406 110th Street
     Creston, IA 50801

56.  Anthony J. Finneman
     2408 La Forest Avenue
     Bismarck, ND 58501

57.  James Feely
     6439 Barnaby St. NW
     Washington, DC 20015

58.  Robert Dowell
     11401 Oak Point Drive
     West Burlington, IA 52655

59.  Nick P. Patella
     3516 Vest Mill Road
     Winston Salem, NC 27103-2979

60.  Leonard E. Jones
     8373 Shady Creek Dr.
     Germantown, TN

61.  James R. Stevenson
     MaryJane Stevenson
     48 North 42nd Road
     Mendota, IL 61342

62.  Alan Barlett Harrison
     Debra D. Harrison
     6200 Oxford Circle
     Pinson, AL 35126

63.  Todd Caudle
     Kamille A. Caudle
     1600 Brookdale Dr.
     Atchinson, KS 66002

64.  Peter E. Petrucci MD
     2821 N. Quebec St.
     Arlington, VA 22207-5214

65.  Douglas A. Siedenburg MP Plan
     Douglas A. Siedenburg Trustee
     640 Southfork
     Waukee, IA 50263

66.  Jeffrey S. Krivit
     4950 Deer View Road NE
     Cedar Rapids, IA 52411

67.  FBO James Phillips IRA #60462764
     Lincoln Trust Company, Trustee
     P.O. Box 5831
     Denver, CO 80217

68.  Harold M. Harshman
     Kathleen F. Harshman
     3702 W. Colony SQ
     St. Joseph, MO 64506

69.  MaRay Partners LP
     169 Highway 20 West
     Lancaster, KS 66041

70.  Teresa Bozarth IRA #1721-3164
     First Clearing Corporation C/F

     10700 Wheat First Drive
     Glen Allen, VA 20360

71.  Richard S. Witte
     Mary E. Witte
     3845 Fagen Drive
     Des Moines, IA 50310

72.  Richard B. Osborne
     Terry E. Osborne
     101 W. Front Street
     Brooklyn, IA 52211

73.  Carl N. Johnson
     4201 Westown Parkway #120
     W. Des Moines, IA 50366

74.  LLT Farms Inc.
     29442 170th
     South English, IA 52335

75.  Donald J. Ceretti
     Janet S. Ceretti
     1500 Highview Dr.
     Des Moines, IA 50315

76.  William Brazzle d/b/a R.T.F.F.
     1533 57th Street
     Des Moines, IA 50311

77.  James W. Frazier
     Deborah A. Frazier
     1400 North 25th
     St. Joseph, MO 64506

78.  First Clearing Corp C/F
     John Hampton IRA
     Acct. #4230-9697
     10700 Wheat First Drive
     Glen Allen, VA 20360

79.  Terry J. Lutz
     Sherri Lutz
     705 1st Ave. N.
     Ft. Dodge, IA 50501

80.  Kevin P. Kohles
     8131 Heather Bow Ct.
     Johnston, IA 50131

81.  First Clearing Corp C/F
     Rick A. Carter IRA
     Acct. #2117-1466
     10700 Wheat First Dr.
     Glen Allen, VA 23060

82.  Cal E. Wilson
     P.O. Box 522
     Marion, IA 52302

83.  Emery Ledger
     19000 MacArthur Blvd. 5th Floor
     Irvine, CA 92612

84.  L.C. Duffield
     10413 Mohawk Ln.
     Leawood, KS 66206

85.  Ryan Knott
     391 Catalina Shore
     Costa Mesa, CA 92627

86.  Ron Elgin
     3035 Perkins Lane West
     Seattle, WA 98199

87.  Donald J. Ceretti
     Janet S. Ceretti
     1500 Highview Dr.
     Des Moines, IA 50315

88.  First Clearing Corp C/F
     John Hampton Roth IRA
     Acct #4230-9695
     10700 Wheat First Drive
     Glen Allen, VA 23060

89.  Daniel C. Cadle
     4363 La France Street
     Newton Falls, OH 44444

90.  Gregory A. Skinner Profit Sharing Plan
     Gregory A. Skinner, Trustee
     408 SW 3rd
     Ankeny, IA 50021

91.  Roger Langpaul
     13597 Village Court
     Clive, IA 50425

92.  Stephen M. Palmer
     561 Tregaron PL
     St. Louis, MO 63131

93.  William J. Newham
     9630 Sagamore Road
     Leawood, KS 66206

94.  Henry R. Schweitzer
     #9 Dockside Drive
     Lake Tapawingo, MO 64015

95.  Carhen Industries, LLC
     3000 Little Blue Expressway
     Independence, MO 64057

96.  L. Cliff Duffield
     Mary Jane Duffield
     10413 Mohawk Lane
     Leawood, KS 66206

97.  Michael J. Miniat
     1330 County Road 315
     Parshall, CO 80468

98.  William Brazzle d/b/a R.T.F.F.
     1533 57th Street
     Des Moines IA 50311

99.  Gregory A. Skinner PSP,
     Gregory A. Skinner, Trustee
     408 SW 3rd Ave.
     Ankeny, IA 50021

100. James Odson
     2143 NW 72nd St.
     Ankeny, IA 50021

101. Donald Ceretti
     Janet Ceretti
     1500 Highview Dr.
     Des Moines, IA 50315

102. Jerry Randall
     Patrick Sullivan
     2836 Walnut St.
     W. Des Moines, IA 50265

103. Leonard E. Jones
     8373 Shady Creek Dr.
     Germantown, TN 38138

104. Michael Litwack Revocable Trust dated 3/8/83
     208 N. Central
     St. Louis, MO 63105

105. Alan Goeser
     8958 79th Avenue NE
     Munich, ND 58352

106. Teresa Bozarth
     Wallace E. Bozarth
     19704 Red Oak Blvd.
     St. Joseph, MO 64505

107. John McNamara Revocable Living Trust,
     John McNamara and Barbara McNamara, Trustees
     633 Hickory Lane
     Frontenac, MO 63131

108. First Clearing Corp C/F
     Richard Hurd IRA
     Acct. #4366-0102
     10700 Wheat First Drive
     Glen Allen, VA 23060

109. First Clearing Corp C/F
     Carl Johnson IRA
     Acct #4529-4121
     10700 Wheat First Drive
     Glen Allen, VA 23060

                                   SCHEDULE II

                          CERTAIN INTELLECTUAL PROPERTY

         Listing of Trademarks, Patents, and Patent Pending Applications

U.S. PATENTS

PATENT NO./
ISSUE DATE    INVENTOR              TITLE                            EXPIRES
-----------   -------------------   ------------------------------   -------
4,516,981     Nelson, Jr., et al.   Residual Oil Sludge Dispersant   1/09/04
5/14/85

4,673,411     Nelson, et al.        Anti-Gel Fuel Additive           6/16/04
6/16/87

4,753,661     Nelson, et al.        Fuel Conditioner                 6/28/05
6/28/88

4,846,847     Nelson, et al.        Anti-Gel Fuel Composition        7/11/06
7/11/89

U.S. PATENT APPLICATIONS

SERIAL NO./
FILING DATE   INVENTOR              TITLE                            EXPIRES
-----------   -------------------   ------------------------------   -------
08/472,179    Nelson, et al.        Motor Fuel Additive              3/05/10
6/01/95                             Composition And Method For
                                    Preparation Thereof Appeal
                                    filed 5/20/99. Awaiting
                                    Response.

FOREIGN PATENT APPLICATIONS AND PATENTS

                         MOTOR FUEL ADDITIVE COMPOSITION
                       AND METHOD FOR PREPARATION THEREOF

              SERIAL NO./   PATENT NO./
COUNTRY       FILING DATE   ISSUE DATE                     EXPIRES
-----------   -----------   ----------------------------   -------
AUSTRALIA                   660,608                        3/05/01
                            10/23/95

BRAZIL        PI 9106137    Amended 9/28/99                3/05/06
              3/5/91

CANADA        2,077,666     Exam requested 1/98            3/05/11
              3/5/91        Awaiting first Office
                            Action.

EPC                         0 518 966  12/27/95            3/05/11

              Countries Include:
              Britain, Austria, Belgium, Switzerland,
              Germany, Denmark, Spain, France, Italy,
              Luxembourg, Netherlands, Sweden and Greece

JAPAN         3-506077      2966927                        3/05/11
              3/5/92        8/13/99

SOUTH KOREA                 151409                         3/05/11
                            6/19/98

FOREIGN PATENTS

                         RESIDUAL OIL SLUDGE DISPERSANT

COUNTRY        PATENT NO.   ISSUE DATE   EXPIRES
-------        ----------   ----------   --------

CANADA         1,262,855    11/14/89     11/14/06

BRITAIN        2,174,984    10/25/89     5/07/06

ISRAEL         78742        10/14/90     5/09/06

FRANCE         2,581,5633   5/09/90      5/09/06

ITALY          1,190,290    2/16/88      5/08/06

FOREIGN PATENTS

                                FUEL CONDITIONER

COUNTRY        PATENT NO.   ISSUE DATE   EXPIRES
------------   ----------   ----------   --------

CANADA         1,331,093    8/2/94       8/02/11

FRANCE         2,602,240    7/5/91       8/01/06

ISRAEL         79662        2/6/91       8/08/06

ITALY          1,196,571    11/16/88     8/07/06

MEXICO         168875       6/14/93      8/12/06

SOUTH AFRICA   86/5501      7/23/86      7/23/06

SOUTH KOREA    34765        7/30/90      8/06/06

TAIWAN         42057        10/11/90     8/01/04

U.S. TRADEMARKS

TRADEMARK   REG. NO.    REG. DATE
---------   ---------   ---------

DURALT      1,966,891   4/09/96
DURASTA     1,966,886   4/09/96
DURAFLO     1,972,823   5/07/96

FOREIGN TRADEMARKS

                                    "DURALT"

COUNTRY           SERIAL NO.      FILING DATE
---------------   -------------   -----------

INDONESIA         HC.01-01-1090   9/09/91

MEXICO            250,071         12/11/95

COUNTRY           REG. NO.        REG. DATE
---------------   -------------   -----------

CANADA            330,690         7/31/87

FRANCE            1,355,576       5/21/86

BRITAIN (CL. 1)   1,266,770       5/08/86

BRITAIN (CL. 4)   1,300,476       2/10/87

ITALY             475,056         3/30/87

ITALY             600,326         7/12/93

JAPAN             2,032,111       3/30/88

GERMANY           1,131,163       11/28/88

PERU              043153          1/30/98

VENEZUELA         135012          9/23/92